UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 26, 2022

First Financial Bankshares, Inc.

(Exact name of registrant as specified in its Charter)

Texas	0-07674	75-0944023
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)
On April 26, 2022, the annual meeting of shareholders of the Company was held in Abilene, Texas.

(b)
The following is a summary of the matters voted on at the annual meeting:

(1)
The following directors were elected at the annual meeting to hold office until the 2023 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

Director	Votes For	Votes Withheld
April K. Anthony	103,194,780	353,357
Vianei Lopez Braun	102,997,720	550,417
David L. Copeland	99,010,464	4,537,673
Michael B. Denny	103,223,997	324,140
F. Scott Dueser	101,725,949	1,822,188
Murray H. Edwards	102,019,885	1,528,252
Eli Jones, Ph.D.	101,386,386	2,161,751
I. Tim Lancaster	101,989,632	1,558,505
Kade L. Matthews	102,849,227	698,910
Robert C. Nickles	103,028,988	519,149
Johnny E. Trotter	102,010,024	1,538,113

There were 19,057,565 broker non-votes.

(2)
The shareholders voted to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022 by a vote of 120,472,260 for, 1,837,332 against and 296,110 abstained. There were no broker non-votes.

(3)
The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

by a vote of 101,475,706 for, 1,075,301 against and 997,130 abstained. There were 19,057,565 broker non-votes.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as exhibit 99.1 to this Form 8-K is the press release dated April 26, 2022 announcing the results of the Annual Meeting of Shareholders of the Company and the Company's second quarter dividend.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release dated April 26, 2022

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: April 27, 2022	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
Chairman of the Board, President and Chief Executive Officer